POWER OF ATTORNEY

We, the undersigned directors of Iowa First Bancshares Corp. hereby severally constitute George A. Shepley and Kim Bartling, and each of them, our true and lawful attorneys with full power to them, and each of them, to sign for us and in our name, the capacities indicated below, the Annual Report on Form 10-K of Iowa First Bancshares Corp. for the fiscal year ended December 31, 2000, to be filed herewith and any amendments to said Annual Report, and generally do all such things in our name and behalf in our capacities as directors to enable Iowa First Bancshares Corp. to comply with the provisions of the Securities Exchange Act of 1934 as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Annual Report on Form 10-K and any and all amendments thereto.

Signature                            Title                           Date


/s/ Roy J. Carver, Jr.              Director                   February 15, 2001
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Roy J. Carver, Jr.

/s/ Larry L. Emmert                 Director                   February 15, 2001
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Larry L. Emmert

/s/ Craig R. Foss                   Director                   February 15, 2001
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Craig R. Foss

/s/ Donald R. Heckman               Director                   February 15, 2001
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Donald R. Heckman

/s/ Dean H. Holst                   Director                   February 15, 2001
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Dean H. Holst

/s/ David R. Housley                Director                   February 15, 2001
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David R. Housley

/s/ D. Scott Ingstad                Director                   February 15, 2001
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D. Scott Ingstad

/s/ Victor G. McAvoy                Director                   February 15, 2001
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Victor G. McAvoy

/s/ John "Jay" S. McKee             Director                   February 15, 2001
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John "Jay" S/ McKee

/s/ Beverly J. White                Director                   February 15, 2001
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Beverly J. White